                                                                 EXHIBIT 10.35.2

                                FOURTH AMENDMENT

                                       TO

                       INTERCONNECTION AGREEMENT BETWEEN
                               DELTACOM, INC. AND
                       BELLSOUTH TELECOMMUNICATIONS, INC.
                              DATED MARCH 12, 1997


     Pursuant to this Agreement (the "Fourth Amendment"), DeltaCom, Inc. ("DeltaCom") and BellSouth Telecommunications, Inc. ("BellSouth"), hereinafter referred to collectively as the "Parties", hereby agree to further amend that certain Interconnection Agreement, as heretofore amended, between the Parties dated March 12, 1997 ("Interconnection Agreement").

     NOW THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DeltaCom and BellSouth hereby covenant and agree as follows:

     1. The Parties agree to delete in its entirety Section VIII(B) of the Interconnection Agreement and substitute the following Section VIII(B).

          For originating and terminating interexchange toll traffic, each Party shall pay the other Party's tariffed switched network access service rate elements on a per minute of use basis. Said rate elements shall be as set out in the Parties' respective access services tariffs as those tariffs are amended from time to time during the term of this Agreement. The appropriate charges will be determined by the routing of the call. If DeltaCom is the BellSouth end user's presubscribed interexchange carrier or if the BellSouth end user uses DeltaCom as an interexchange carrier on a 10XXX basis, BellSouth will charge DeltaCom the appropriate tariff charges for originating network access services. If BellSouth is serving as the DeltaCom end user's presubscribed interexchange carrier or if the DeltaCom end user uses BellSouth as an interexchange carrier on a 10XXX basis, DeltaCom will charge BellSouth the appropriate BellSouth tariff charges for originating network access services. However, in states where DeltaCom has an effective access services tariff, the Parties agree that DeltaCom will charge BellSouth the appropriate DeltaCom tariff charges for originating network access services.

     2. Except for Operator Provided Call Handling service provided by BellSouth in Alabama, Georgia and Kentucky, the Parties agree to amend Attachment C-10 of the Interconnection Agreement to include a rate of $1.17 per work minute for Operator Provided Call Handling.

     3. The Parties agree to delete in its entirety Section VI(B) of the Interconnection Agreement and substitute the following Section VI(B):

          With the exception of the local traffic specifically identified in subsection (C) hereafter, each party agrees to terminate local traffic originated and routed to it by the other party. Each Party will pay the other for terminating its local traffic on the other's network the local interconnection rate of $.009 per minute of use in all states. Each Party will report to the other a Percent Local Usage ("PLU") and the application of the PLU will determine the amount of local minutes to be billed to the other party. Until such time as actual usage data is available, the parties agree to utilize a mutually acceptable surrogate for the PLU factor. For purposes of developing the PLU, each party shall consider every local call and every long distance call. Effective on the first of January, April, July and October of each year, the parties shall update their PLU.

     4. The Parties agree to delete in its entirety Section VI(C) of the Interconnection Agreement and substitute the following Section VI(C):

          If either party provides intermediary tandem switching and transport services for the other party's connection of its end user to a local end user of: (1) a CLEC other than DeltaCom; (2) an ILEC other than BellSouth; or (3) another telecommunications company such as a wireless telecommunications service provider, the party performing the intermediary function will bill a $0.0015 per minute charge. However, BellSouth agrees that DeltaCom may cross-connect directly to such third Parties at the POI. In such an event, tariffed cross-connection non-recurring charges will apply, and no transiting charge will apply.

     5. Except for Number Services Intercept Access Service provided by BellSouth in the state of Georgia, the Parties agree to amend Attachment C-11 of the Interconnection Agreement to delete the rate of $0.30 per intercept query and replace said rate with a rate of $0.25 per intercept query.

     6. The Parties agree to amend the Interconnection Agreement to include Attachment 1 to this Amendment and incorporated herein by this reference.

     7. Amendment 1 to the Interconnection Agreement relating to resale, executed on March 12, 1997, is deleted in its entirety and replaced with Attachment 2, attached hereto and incorporated herein by this reference.

     8. The Parties agree that all of the other provisions of the Interconnection Agreement shall remain in full force and effect.

     9. The Parties further agree that either or both of the Parties is authorized to submit this Amendment to the appropriate state public service commission or other regulatory body having jurisdiction over the subject matter of this Amendment, for approval subject to Section 252(e) of the federal Telecommunications Act of 1996.

     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective duly authorized representatives and made effective on the date indicated below.



--------------------------------               --------------------------------
DELTACOM, INC.                                 BELLSOUTH TELECOMMUNICATIONS,
                                               INC.


By:    /s/ Tom Mullis                          By:    /s/ Jerry Hendrix
   -----------------------------                  ------------------------------


DATE:  August 13, 1997                         DATE:  August 22, 1997
       ---------------                              ----------------------------

                                 ATTACHMENT 1

The prices reflected in this Attachment 1 and its Exhibits A,B,C and D shall be "trued-up" (up or down) based on final prices either determined by further agreement or by final order (including any appeals) of the relevant public service commission or other body having jurisdiction over the subject matter of this Agreement. The "true-up" will consist of comparing the actual volumes and demand for each item, together with the price associated with such item by this Amendment, with the final prices determined for each item. Each party shall keep its own records upon which a "true-up" can be based and any final payment from one party to other shall be in an amount agreed upon by the Parties based on such records. In the event of any disagreement as between the records of the Parties regarding the amount of such "true-up," the Parties agree that the body having jurisdiction over the matter for the affected states shall be called upon to resolve such differences or that they will submit the matter to commercial arbitration in accordance with the terms contained in Section XXV. of the Interconnection Agreememnt.

                                    ALABAMA                            EXHIBIT A
                                                                          1 of 6

                    Proposed Interim Network Element Rates

                                                              PSC
                                                           Proposed
                    Unbundled Element                    True-up Price
Network interface device (NID)                          $         0.63

Unbundled Loops (per month)
2-wire analog voice grade loop                          $        18.00
Nonrecurring-first/additional                           $        55.20
4-wire analog voice grade loop                          $        28.80
Nonrecurring-first/additional                           $        55.20
2-wire ISDN digital grade loop                          $        28.80
Nonrecurring-first/additional                           $        55.20
2-wire ADSL/HDSL loop                                   $        28.80
Nonrecurring-first/additional                           $        55.20
4-wire HDSL loop                                        $        28.80
Nonrecurring-first/additional                           $        55.20
4-wire DS1 digital grade loop                           $        64.19
Nonrecurring-first/additional                                $675/$315

Unbundled Exchange Access IOC-Voice Grade
0-8 miles, fixed per mo                                 $        30.00
  per mile, per month                                   $         2.05
9-25 miles, fixed per mo                                $        30.00
  per mile, per month                                   $         2.00
Over 25 miles, fixed per mo                             $        30.00
  per mile, per month                                   $         1.95
Nonrecurring                                            $        97.00

             Unbundled Local Switching
Unbundled Exchange Ports
2-wire analog per mo                                    $         2.50
Nonrecurring-first/additional                                  $50/$18
4-wire analog (Coin) per mo                             $         4.00
Nonrecurring-first/additional                                  $50/$18
4-wire ISDN DS1 per mo                                  $       308.00
Nonrecurring-first/additional                                $230/$200
2-wire ISDN Digital per mo                              $        11.91
Nonrecurring-first/additional                                $150/$120
2-wire analog hunting per line per mo                   $         0.25
Nonrecurring                                            $         3.00

Unbundled Local Usage (Restructured Switching)
End office switching per mou                            $     0.001700
Tandem switching per mou                                $     0.001500
Common transport per mi/per mou                         $     0.000040
Common transport facility termination per mou           $     0.000360


                                                                       EXHIBIT A
                                                                          2 of 6

                                    ALABAMA


                    Proposed Interim Network Element Rates

                                                      PSC
                                                    Proposed
                        Unbundled Element         True-up Price


                          -INTENTIONALLY LEFT BLANK-

                                                                       EXHIBIT A
                                                                          3 of 6
                                   ALABAMA

                    Proposed Interim Network Element Rates

                                                            PSC
                                                          Proposed
                Unbundled Element                       True-up Price
Local Interconnection
End office switching per mou
Tandem switching per mou
Common transport per mi/per mou
Common transport facility termination per mou
Intermediary tandem per mou

Dedicated Transport - DS1 Only
Per mile per month
Facility termination per month
Facility termination, NRC
Per DS0 equivalent per terminal
Per DS0 equivalent per mile

Channelization System - For Unbundled Loops
Unbundled Loop System (DS1 to VG) per sys/per mo        $       400.00
Nonrecurring                                            $       525.00
Central office interface per circuit per month          $         1.15
Nonrecurring                                            $         8.00

CCS7 Signaling Transport Service
Signaling connection link, per month                    $       155.00
Nonrecurring                                            $       510.00
Signaling termination (port), per month                 $       355.00
Signaling usage, per 56 kbps facility per month         $       395.00


                                                                       EXHIBIT A
                                    ALABAMA                               4 of 6


                    Proposed Interim Network Element Rates

                                                                      PSC
                                                                    Proposed
               Unbundled Element                                  True-up Price
800 Access Ten Digit Screening Service
Per 800 call utilizing 800 access ten digit screening
service with 800 number delivery, per query                      $       0.00360
Per 800 call utilizing 800 access ten digit screening
service with 800 number delivery, with optional complex
features, per query                                              $       0.00431
Per 800 call utilizing 800 access ten digit screening
service with POTS number delivery, per query                     $       0.00431
Per 800 call utilizing 800 access ten digit screening
service with POTS number delivery, with optional complex
features, per query                                              $       0.00431

Nonrecurring (1st/additional)
Reservation charge per 800 number reserved                          $31.50/$0.50
Est charge 800 number est w/800 number delivery                      $69.90/1.50
Est charge per 800 number est w/POTS number delivery                 $69.90/1.50
Customized area of service per 800 number                            $3.00/$1.50
Multiple interLATA carrier routing per carrier requested
per 800 number                                                       $3.50/$2.00
Change charge per request                                           $48.50/$0.50
Call handling and destination features per 800 number            $          3.00

Line Information Database Access Service
Common transport, per query, per month                           $       0.00030
Validation, per query, per month                                 $       0.03800
Nonrecurring - establishment or charge                           $         91.00

Operator Services

Operator Call Processing Access Service
Operator provided, per minute
 Using BST LIDB                                                  $          1.36
 Using foreign LIDB                                              $          1.38
Fully automated, per attempt
 Using BST LIDB                                                  $          0.07
 Using foreign LIDB                                              $          0.09

Inward Operator Services Access Service
Verification per call                                            $          0.90
Emergency interrupt, per call                                    $          1.95

Directory Assistance Access Service Calls
Per call                                                         $          0.25

                                                                       EXHIBIT A
                                    ALABAMA                               5 of 6

                    Proposed Interim Network Element Rates

                                                                      PSC
                                                                    Proposed
              Unbundled Element                                   True-up Price
Directory Assistance Database Service
Use fee, per DADS customer's EU request/listing                  $         0.035
Monthly recurring                                                $        150.00

Direct Access to Dir Asst Service (DADAS)
Database service charge, per month                               $      5,000.00
Database query charge, per query                                 $         0.023
Nonrecurring - DADAS service establishment                       $      1,000.00

DACC Access Service
Per call attempt                                                 $          0.25

Number Services Intercept Access Service
Per intercept query                                              $          0.25

Directory Transport
Switched Common Transport
 Per DA service call                                             $       0.00030
Switched Common Transport
 Per DA service call mile                                        $       0.00004
Access Tandem Switched
 Per DA service call                                             $       0.00055
Switched Local Channel - DS 1 level, per month                   $        133.81
 Nonrecurring - first/additional                                 $866.87/$486.83
Switched Dedicated Transport - DS 1 level, per mi/per mo.        $         23.00
 Facilities termination, per month                               $         90.00
 Nonrecurring                                                    $        100.49

DA interconnection per DA access service call                    $       0.00269
Installation
 NRC - per trunk or signalling connection, first/additional             $915/$10

Collocation
Application
 Per arrangement/per location - nonrecurring                     $      3,850.00
Space preparation fee - nonrecurring                                   ICB
Space construction fee - nonrecurring                            $      4,500.00
Cable installation - per entrance cable                          $      2,750.00

Floor space zone A, per square foot, per month                   $          7.50

Floor space zone B, per square foot, per month                   $          6.75
Power per amp, per month                                         $          5.00

                                                                       EXHIBIT A
                                                                          6 of 6
                                    ALABAMA

                    Proposed Interim Network Element Rates

                                                                       PSC
                                                                     Proposed
                     Unbundled Element                            True-up Price
Cable support structure, per entrance cable                       $       13.35

POT bay (optional point of termination bay)
  Per 2-wire cross-connect, per month                             $        0.40
  Per 4-wire cross-connect, per month                             $        1.20
  Per DS1 cross-connect, per month                                $        1.20
  Per DS3 cross-connect, per month                                $        8.00

Cross-Connects
  2-wire analog, per month                                        $        0.30
  4 wire analog, per month                                        $        0.50
  Nonrecurring 2-wire and 4-wire                                  $       18.40
DS1, per month                                                    $        8.00
  Nonrecurring, first/additional                                       $155/$27
DS3, per month                                                    $       72.00
  Nonrecurring, first/additional                                       $155/$27

Security Escort
Basic - 1st half hour                                             $       41.00
Overtime - 1st half hour                                          $       48.00
Premium  - 1st half hour                                          $       55.00

Basic - additional                                                $       25.00
Overtime - additional                                             $       30.00
Premium  - additional                                             $       35.00

                                                                       EXHIBIT B
                                                                     PAGE 1 OF 6


                          RATES AND CHARGES - GEORGIA

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PROPOSED RATES
------------------------------------------------------------------------------------------------------------------------------------
CHECK LIST                                                                                 MONTHLY
------------------------------------------------------------------------------------------------------------------------------------
ITEM NUMBER        RATE ELEMENT                                                            RECURRING         NONRECURRING
====================================================================================================================================









------------------------------------------------------------------------------------------------------------------------------------
2. Nondiscriminatory      Collocation - Physical*
------------------------------------------------------------------------------------------------------------------------------------
   Access to              Application Fee                                                                    $ 3,850.00
------------------------------------------------------------------------------------------------------------------------------------
   Network Elements       Space Preparation Fee                                                                     IC8
------------------------------------------------------------------------------------------------------------------------------------
                          Space Construction Fee                                                             $ 4,500.00
------------------------------------------------------------------------------------------------------------------------------------
                          Cable Installation - Per Entrance Cable                                            $ 2,750.00
------------------------------------------------------------------------------------------------------------------------------------
                          Floor Space Zone A, Per Square Foot                              $        7.50
------------------------------------------------------------------------------------------------------------------------------------
                          Floor Space Zone B, Per Square Foot                              $        6.75
------------------------------------------------------------------------------------------------------------------------------------
                          Power, Per AMP                                                   $        5.00
------------------------------------------------------------------------------------------------------------------------------------
                          Cable Support Structure, Per Entrance Cable                      $       13.35
------------------------------------------------------------------------------------------------------------------------------------
                          POT Bay (Optional Point of Termination Bay)
------------------------------------------------------------------------------------------------------------------------------------
                               2-Wire                                                      $        0.40
------------------------------------------------------------------------------------------------------------------------------------
                               4-Wire                                                      $        1.20
------------------------------------------------------------------------------------------------------------------------------------
                               DS1                                                         $        1.20
------------------------------------------------------------------------------------------------------------------------------------
                               DS3                                                         $        8.00
------------------------------------------------------------------------------------------------------------------------------------
                          Cross-Connects
------------------------------------------------------------------------------------------------------------------------------------
                               2-Wire Analog Cross Connect                                 $        0.30     $    12.60
------------------------------------------------------------------------------------------------------------------------------------
                               4-Wire Analog Cross Connect                                 $        0.50     $    12.60
------------------------------------------------------------------------------------------------------------------------------------
                               DS1 Cross Connect                                           $        8.00     $   155.00  - First
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $    27.00  - Add'l
------------------------------------------------------------------------------------------------------------------------------------
                               DS3 Cross Connect                                           $       72.00     $   155.00  - First
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $    27.00  - Add'l
------------------------------------------------------------------------------------------------------------------------------------
                          Security Escort
------------------------------------------------------------------------------------------------------------------------------------
                               Basic    - 1st half hour                                                      $    41.00
------------------------------------------------------------------------------------------------------------------------------------
                               Overtime - 1st half hour                                                      $    48.00
------------------------------------------------------------------------------------------------------------------------------------
                               Premium  - 1st half hour                                                      $    55.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               Basic    - additional                                                         $    25.00
------------------------------------------------------------------------------------------------------------------------------------
                               Overtime - additional                                                         $    30.00
------------------------------------------------------------------------------------------------------------------------------------
                               Premium  - additional                                                         $    35.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          Collocation - Virtual                                            Rates as set forth in Section 20 of BST's
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           FCC Tariff No. 1.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          Dark Fiber* , (2)
------------------------------------------------------------------------------------------------------------------------------------
                          - Per each four-fiber dry fiber arrangement                               -        $ 1,808.19  - First
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $   922.95  - Add'l
------------------------------------------------------------------------------------------------------------------------------------
                          - Per each fiber strand per route mile or fraction there of      $       241.00        -
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
* Indicates rates subject to true-up.
------------------------------------------------------------------------------------------------------------------------------------
Notes(s):
------------------------------------------------------------------------------------------------------------------------------------
1. The Intermediary Charge applies only to intermediary traffic and is applied in addition to applicable local interconnection charges.
------------------------------------------------------------------------------------------------------------------------------------
2. Rates mirror Dry Fiber rates contained in Sec. 7 of 8ST's Interstate Access Tariff, FCC No. 1.
------------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B
                                                                     PAGE 2 OF 6

                          RATES AND CHARGES - GEORGIA

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 PROPOSED RATES
------------------------------------------------------------------------------------------------------------------------------------
CHECK LIST                                                                                   RATE
------------------------------------------------------------------------------------------------------------------------------------
ITEM NUMBER               RATE ELEMENT                                                     PER YEAR          NONRECURRING
====================================================================================================================================
3. Access to Poles        Access to Poles, Ducts, Conduits & Rights of Way*
------------------------------------------------------------------------------------------------------------------------------------
   Ducts, Conduits        - Poles                                                          $     4.20
------------------------------------------------------------------------------------------------------------------------------------
   and Rights of Way      - Conduits, per foot                                             $     0.56
------------------------------------------------------------------------------------------------------------------------------------
                          - Work performed by BellSouth employees as developed                               Loaded labor rate as
------------------------------------------------------------------------------------------------------------------------------------
                            in accordance with FCC Accounting Rules                                          developed in
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             accordance with FCC
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Accounting Rules for
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             work performed by
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             BST employees
-----------------------------------------------------------------------------------------===========================================
                                                                                                     PROPOSED RATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              MONTHLY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             RECURRING       NONRECURRING
-----------------------------------------------------------------------------------------===========================================
4. Local Loop             Unbundled Exchange Access Loops*
------------------------------------------------------------------------------------------------------------------------------------
   Transmission           - 2 Wire Analog Voice Grade Loop                                 $   14.22         $   50.00
------------------------------------------------------------------------------------------------------------------------------------
                          - 4 Wire Analog Voice Grade Loop                                 $   22.75         $   75.00
------------------------------------------------------------------------------------------------------------------------------------
                          - 2 Wire ISDN Digital                                            $   14.22         $   50.00
------------------------------------------------------------------------------------------------------------------------------------
                          - 2 Wire ASDL                                                    $   14.22         $   50.00
------------------------------------------------------------------------------------------------------------------------------------
                          - 4 Wire ASDL                                                    $   22.75         $   75.00
------------------------------------------------------------------------------------------------------------------------------------
                          - 4 Wire HDSL                                                    $   22.75         $   75.00
------------------------------------------------------------------------------------------------------------------------------------
                          - 4 Wire DS1 Digital Grade Loop                                  $  117.00         $  665.00 - First
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $  315.00 - Add'l
------------------------------------------------------------------------------------------------------------------------------------
                          Loop Distribution*, (1)
------------------------------------------------------------------------------------------------------------------------------------
                          Per Line, per month                                              $    8.34
------------------------------------------------------------------------------------------------------------------------------------
                          Nonrecurring Charges                                                               $  587.00 - First
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $  255.00 - Add'l
------------------------------------------------------------------------------------------------------------------------------------
                          Loop Cross Connects*
------------------------------------------------------------------------------------------------------------------------------------
                          - 2 Wire Cross Connect                                           $    0.30         $   12.60
------------------------------------------------------------------------------------------------------------------------------------
                          - 4 Wire Cross Connect                                           $    0.50         $   12.60
------------------------------------------------------------------------------------------------------------------------------------
                          - DS1 Cross Connect                                              $    8.00         $  155.00 - First
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $   27.00 - Add'l
------------------------------------------------------------------------------------------------------------------------------------
                          - DS3 Cross Connect                                              $   72.00         $  155.00 - First
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $   27.00 - Add'l
------------------------------------------------------------------------------------------------------------------------------------
                          Loop Concentration (inside C.O.)*
------------------------------------------------------------------------------------------------------------------------------------
                          Loop Channelization System                                       $  400.00         $  525.00
------------------------------------------------------------------------------------------------------------------------------------
                          Per Circuit                                                      $    1.15         $    8.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          Network Interface Device                                         $    0.53
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
5. Local Transport        Local Transport
------------------------------------------------------------------------------------------------------------------------------------
                          Common Transport*
------------------------------------------------------------------------------------------------------------------------------------
                            - Per LEG. per mou
------------------------------------------------------------------------------------------------------------------------------------
                            - Facility Termination, per mou
------------------------------------------------------------------------------------------------------------------------------------
                          Dedicated Transport, DSO equivalent*
------------------------------------------------------------------------------------------------------------------------------------
                            - LINK
------------------------------------------------------------------------------------------------------------------------------------
                            - Facility Termination, per mou
------------------------------------------------------------------------------------------------------------------------------------
                          Dedicated Transport - DS1 Level*
------------------------------------------------------------------------------------------------------------------------------------
                            - Per LINK
------------------------------------------------------------------------------------------------------------------------------------
                            - Facility Termination
------------------------------------------------------------------------------------------------------------------------------------
                          Tandem Switching, per mou*
====================================================================================================================================
* Indicates rates subject to true-up
------------------------------------------------------------------------------------------------------------------------------------
Note(s):
------------------------------------------------------------------------------------------------------------------------------------
(1) Applies only to 2 Wire Analog Loops.
------------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B
                                                                     PAGE 3 OF 6

                          RATES AND CHARGES - GEORGIA

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         PROPOSED RATES
-----------------------------------------------------------------------------------------------------------------------------
CHECK LIST                                                                           MONTHLY
-----------------------------------------------------------------------------------------------------------------------------
ITEM NUMBER          RATE ELEMENT                                                   RECURRING    NONRECURRING
=============================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------
6. Unbundled Local   Unbundled Local Switching *
-----------------------------------------------------------------------------------------------------------------------------
    Switching          End Office Switching, usage, per mou (1)                  $     0.0016
-----------------------------------------------------------------------------------------------------------------------------
                      Tandem Switching, per mou                                  $     0.0017
-----------------------------------------------------------------------------------------------------------------------------
                       Unbundled Ports
-----------------------------------------------------------------------------------------------------------------------------
                        - 2 Wire Analog Port, per line                           $       1.13     $    50.00  - First
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  $    18.00  - Add'l
-----------------------------------------------------------------------------------------------------------------------------
                        - 4 Wire Analog Port, per line                           $       1.13     $    50.00  - First
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  $    18.00  - Add'l
-----------------------------------------------------------------------------------------------------------------------------
                        - 2 Wire DID Port, per line                              $      12.68     $    50.00  - First
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  $    18.00  - Add'l
-----------------------------------------------------------------------------------------------------------------------------
                        - 2 Wire DID Port, per line                              $     120.00     $   230.00  - First
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  $   200.00  - Add'l
-----------------------------------------------------------------------------------------------------------------------------
                        - 2 Wire ISDN Port, per line                             $      13.50     $   150.00  - First
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  $   120.00  - Add'l
-----------------------------------------------------------------------------------------------------------------------------
                        - 4 Wire ISDN Port, per line                             $     308.00     $   230.00  - First
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  $   200.00  - Add'l
-----------------------------------------------------------------------------------------------------------------------------
                        - Rotary Service (hunting), per line                     $       0.20     $     3.00  - First
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  $     3.00  - Add'l
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
7 (I) Access to 911  Access to 911 and E911 Services                             Billed to appropriate municipality
-----------------------------------------------------------------------------------------------------------------------------
  and E911 services
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
7 (II) Acess to DA   Directory Assistance Access Service
-----------------------------------------------------------------------------------------------------------------------------
                     DA Call Completion Access Service, per attempt*             $       0.05
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                     Number Services Intercept Access Service, per query*        $       0.04
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                     DA Access Service Call, per call*                           $       0.20
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                     Director Transport
-----------------------------------------------------------------------------------------------------------------------------
                      - Sw. Local Channel - DS1 Level, per LC                    $     133.81     $   866.97  - First
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  $   486.83  - Add'l
-----------------------------------------------------------------------------------------------------------------------------
                      - Sw. Dedicated Transport - DS1 Level, Per Mile*           $      23.50
-----------------------------------------------------------------------------------------------------------------------------
                        - Facilities LINK*                                              $0.00     $   100.49
-----------------------------------------------------------------------------------------------------------------------------
                      - Switched Common Transport, per DA Acc. Svc. Minute*      $    0.00067
-----------------------------------------------------------------------------------------------------------------------------
                      - Switched Common Transport, per DA Acc. Svc. Call Mile*       $0.00000
-----------------------------------------------------------------------------------------------------------------------------
                      - Access Tandem Switching, per DA Acc. Svc. Minute*        $     0.0017
-----------------------------------------------------------------------------------------------------------------------------
                      - DA Interconnection, per DA Acc. Svc. Call                $    0.00269
-----------------------------------------------------------------------------------------------------------------------------
                      - Installation, trunk side svc., per trunk or                               $   915.00  - First
-----------------------------------------------------------------------------------------------------------------------------
                        signaling connection                                                      $   100.00  - Add'l
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                     DA Database Service
-----------------------------------------------------------------------------------------------------------------------------
                      - Use Fee, per DADS customer's end user request            $     0.0350
-----------------------------------------------------------------------------------------------------------------------------
                      - Monthly recurring charge                                 $     150.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                     Direst Access to DA Service
-----------------------------------------------------------------------------------------------------------------------------
                      - DADAS Service Establishment Charge                                        $ 1,000.00
-----------------------------------------------------------------------------------------------------------------------------
                      - DADAS Database Service Charge, per month                 $   5,000.00
-----------------------------------------------------------------------------------------------------------------------------
                      - DADAS per Query Charge                                   $      0.023
-----------------------------------------------------------------------------------------------------------------------------

=============================================================================================================================
* Indicates rates subject to true-up.
-----------------------------------------------------------------------------------------------------------------------------
Note(s):
-----------------------------------------------------------------------------------------------------------------------------
1. Does not include retail services.  Retail services are available at wholesale rates.
-----------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B
                                                                     PAGE 4 OF 6

                          RATES AND CHARGES - GEORGIA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PROPOSED RATES
-----------------------------------------------------------------------------------------------------------------------------------
CHECK LIST                RATE ELEMENT                                                      MONTHLY
-----------------------------------------------------------------------------------------------------------------------------------
ITEM NUMBER                                                                                RECURRING         NONRECURRING
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
7 (III) Access to         Operator Services
-----------------------------------------------------------------------------------------------------------------------------------
  Operator Call           - Operator Provided Call Handling, per min.*                     $       0.30
-----------------------------------------------------------------------------------------------------------------------------------
  Completion svcs.        - Fully Automated Call Handling, per attempt*                    $       0.07
-----------------------------------------------------------------------------------------------------------------------------------
                          - Busy Line Verification Service, per occurrence                 $       0.90
-----------------------------------------------------------------------------------------------------------------------------------
                          - Emergency Interrupt Service, per occurrence                    $       1.95
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                          Centralized Message Distribution (CMDS)-Hosting
-----------------------------------------------------------------------------------------------------------------------------------
                          - Message Distribution, per message                              $      0.004
-----------------------------------------------------------------------------------------------------------------------------------
                          - Data Transmission, per message                                 $      0.001
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                          Non-Sent Paid Report System (NSPRS)
-----------------------------------------------------------------------------------------------------------------------------------
                          - Intrastate, per message                                        $       0.05
-----------------------------------------------------------------------------------------------------------------------------------
                          - CATS, per message                                              $       0.05
-----------------------------------------------------------------------------------------------------------------------------------
                          - Non-Conterminous, per message                                  $       0.16
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                          OLEC Daily Usage File (ODUF)
-----------------------------------------------------------------------------------------------------------------------------------
                          - Recording Service (only applied to unbundled operator
-----------------------------------------------------------------------------------------------------------------------------------
                            services messages), per message                                $      0.008
-----------------------------------------------------------------------------------------------------------------------------------
                          - Message Distribution, per message                              $      0.004
-----------------------------------------------------------------------------------------------------------------------------------
                          - Data Transmission, per message                                 $      0.001
-----------------------------------------------------------------------------------------------------------------------------------
8. White Page             Subscriber Listing Information                                   (1) No charge for customers' primary
-----------------------------------------------------------------------------------------------------------------------------------
   Directory Listings                                                                          listings.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           (2) Additional listings and optional
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               listings are provided at rates set
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               forth in BST's Intrastate General
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Subscriber Service Tariff.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
9. Access to Tele-        Access to Numbers                                                No Charge
-----------------------------------------------------------------------------------------------------------------------------------
   phone Numbers
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
10. Nondiscriminatory     Unbundled Signaling*
-----------------------------------------------------------------------------------------------------------------------------------
    Access to              CCS7 Signaling Connections (Links)
-----------------------------------------------------------------------------------------------------------------------------------
    Databases &            "A" Link, per link, per month                                   $      19.97           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
    Associated Signal-     "B" Link, per link, per month                                   $      25.25           $0.00
-----------------------------------------------------------------------------------------------------------------------------------
    ing Necessary for      Signal Transfer Point, per message                              $    0.00005
-----------------------------------------------------------------------------------------------------------------------------------
    Call Routing &         Signal Control Points/Databases, per message                    $    0.00075
-----------------------------------------------------------------------------------------------------------------------------------
    Completion
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                          Service Control Points
-----------------------------------------------------------------------------------------------------------------------------------
                          LID8 Validation*
-----------------------------------------------------------------------------------------------------------------------------------
                           - LID8 Validation, per msg.                                     $    0.00075
-----------------------------------------------------------------------------------------------------------------------------------
                           - Orig. Point Code Establishment or Change, per estab.
-----------------------------------------------------------------------------------------------------------------------------------
                             or change                                                                       $    91.00
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
*Indicates rates subject to true-up.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT B
                                                                     PAGE 5 OF 6

                          RATES AND CHARGES - GEORGIA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     PROPOSED RATES
-----------------------------------------------------------------------------------------------------------------------------------
CHECK LIST                                                                                    MONTHLY
-----------------------------------------------------------------------------------------------------------------------------------
ITEM NUMBER               RATE ELEMENT                                                       RECURRING        NONRECURRING
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
10. (Cont'd)              Service Control Points (Cont'd)
-----------------------------------------------------------------------------------------------------------------------------------
                          800 Access Ten Digit Screening Service
-----------------------------------------------------------------------------------------------------------------------------------
                          - Per 800 Call Utilizing 800 Acc. Ten Digit Screening
-----------------------------------------------------------------------------------------------------------------------------------
                            Svc. w/800 Number Delivery, per message *                      $   0.00075
-----------------------------------------------------------------------------------------------------------------------------------
                          - Per 800 Call Utilizing 800 Acc. Ten Digit Screening
-----------------------------------------------------------------------------------------------------------------------------------
                            Svc. w/800 Number Delivery, for 800 Numbers,
-----------------------------------------------------------------------------------------------------------------------------------
                            w/ Optional Complex Features, per message *                    $   0.00075
-----------------------------------------------------------------------------------------------------------------------------------
                          - Per 800 Call Utilizing 800 Acc. Ten Digit Screening
-----------------------------------------------------------------------------------------------------------------------------------
                            Svc. w/POTS Number Delivery, per message *                     $   0.00075
-----------------------------------------------------------------------------------------------------------------------------------
                          - Per 800 Call Utilizing 800 Acc. Ten Digit Screening
-----------------------------------------------------------------------------------------------------------------------------------
                            Svc. w/POTS Number Delivery, w/Optional Complex
-----------------------------------------------------------------------------------------------------------------------------------
                            Features, per message *                                        $   0.00075
-----------------------------------------------------------------------------------------------------------------------------------
                          - Reservation Charge per 800 Number reserved                                       $  27.50    - First
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $   0.50    - Add'l
-----------------------------------------------------------------------------------------------------------------------------------
                          - Establishment Charge per 800 number established                                  $  63.00    - First
-----------------------------------------------------------------------------------------------------------------------------------
                            w/ 800 Number Delivery                                                           $   2.00    - Add'l
-----------------------------------------------------------------------------------------------------------------------------------
                          - Est. Charge per 800 number est. w/POTS Number Delivery                           $  63.00    - First
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $   2.00    - Add'l
-----------------------------------------------------------------------------------------------------------------------------------
                          - Customized Area of Service Per 800 Number                                        $   3.00    - First
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $   1.50    - Add'l
-----------------------------------------------------------------------------------------------------------------------------------
                          - Multiple InterLATA Carrier Routing per carrier
-----------------------------------------------------------------------------------------------------------------------------------
                                      requested, per 800 number                                              $   3.50    - First
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $   2.00    - Add'l
-----------------------------------------------------------------------------------------------------------------------------------
                          - Change Charge per request                                                        $  42.00    - First
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $   0.50    - Add'l
-----------------------------------------------------------------------------------------------------------------------------------
                          - Call Handling and Destination Features per 800 number                            $   3.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                         Selective Routing *
-----------------------------------------------------------------------------------------------------------------------------------
                          Line or PBX Trunk, each                                                $0.00       $  10.00
-----------------------------------------------------------------------------------------------------------------------------------

================================================================================
*Indicates rates subject to true-up.
--------------------------------------------------------------------------------

                                                                       EXHIBIT B
                                                                     PAGE 6 OF 6

                          RATES AND CHARGES - GEORGIA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PROPOSED RATES
-----------------------------------------------------------------------------------------------------------------------------------
CHECK LIST                                                                                  MONTHLY
-----------------------------------------------------------------------------------------------------------------------------------
ITEM NUMBER               RATE ELEMENT                                                     RECURRING         NONRECURRING
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
11. Number Portability    Interim Number Portability
-----------------------------------------------------------------------------------------------------------------------------------
                            Direct inward Dialing (DID)
-----------------------------------------------------------------------------------------------------------------------------------
                            - Business, per number ported                                  $       0.01      $    1.00
-----------------------------------------------------------------------------------------------------------------------------------
                            - Residence, per number ported                                 $       0.01      $    1.00
-----------------------------------------------------------------------------------------------------------------------------------
                            - Rate per order, per end user location                                          $   25.00
-----------------------------------------------------------------------------------------------------------------------------------
                            - SPNP-DID Trunk Termination, per trunk                        $      13.00      $  164.00 - Initial
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $   83.00 - Subsequent
-----------------------------------------------------------------------------------------------------------------------------------
                            - DS1 Local Channel, per Local Channel (1), (2)                $     133.81      $  866.97 - First
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $  486.83 - Add'l
-----------------------------------------------------------------------------------------------------------------------------------
                            - DS1 Dedicated Transport (1), (2)
-----------------------------------------------------------------------------------------------------------------------------------
                                  - Per mile                                               $      23.50
-----------------------------------------------------------------------------------------------------------------------------------
                                  - Facilities LINK                                               $0.00      $  100.49
-----------------------------------------------------------------------------------------------------------------------------------




===================================================================================================================================
*Indicates rates subject to true-up.
-----------------------------------------------------------------------------------------------------------------------------------
Note(s):
-----------------------------------------------------------------------------------------------------------------------------------
1. Rates are displayed at the DS1 level.
-----------------------------------------------------------------------------------------------------------------------------------
2. May not be required if the OLEC is collocated at the ported number end office.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT C
                                                                     PAGE 1 OF 5


                         RATES AND CHARGES - KENTUCKY

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Proposed Price -                 Proposed Price
     NETWORK LOCAL INTERCONNECTION/ELEMENT                                         Existing Tariff                     True-Up
-----------------------------------------------------------------------------------------------------------------------------------
Unbundled Loops
     2-Wire Analog Voice Grade Loop, Per Month                                          $25.00                          $17.00
        Nonrecurring                                                           ($140.00 1st/45.00 add'l)*               $58.40
     4-Wire Analog Voice Grade Loop, Per Month                                          $45.00                          $27.20
        Nonrecurring                                                           ($140.00 1st/45.00 add'l)*               $58.40
     2-Wire ISDN Digital Grade Loop, Per Month                                                                          $27.20
        Nonrecurring                                                                                                    $58.40
     2-Wire ADSL/HDSL Loop, Per Month                                                                                   $17.00
        Nonrecurring                                                                                                    $58.40
     4-Wire HDSL Loop, Per Month                                                                                        $27.20
        Nonrecurring                                                                                                    $58.40
     4-Wire DS1 Digital Grade Loop, Per Month                                            $140.00
        Nonrecurring                                                           ($775.00 1st/335.00 add'l)

Unbundled Exchange Access IOC
     0 - 8 Miles, Fixed Per Month                                                       $30.00
         Per Mile, Per Month                                                             $2.05
     9 - 25 Miles, Fixed Per Month                                                      $30.00
        Per Mile, Per Month                                                              $2.00
     Over 25 Miles, Fixed Per Month                                                     $30.00
        Per Mile, Per Month                                                              $1.95
     Nonrecurring

Unbundled Local Switching*
  Unbundled Exchange Ports
     2-wire Analog, Per Month                                                                                          $2.70
        Nonrecurring                                                                                        $50.00 1st/18.00 add'l
     4-wire Analog (Coin), Per Month                                                                                   $4.00
        Nonrecurring                                                                                        $50.00 1st/18.00 add'l
     4-wire ISDN DS 1, Per Month                                                                                     $333.00
        Nonrecurring                                                                                       $230.00 1st/200.00 add'l
     2-Wire ISDN Digital, Per Month                                                                                   $15.00
        Nonrecurring                                                                                       $150.00 1st/120.00 add'l
     2-Wire Analog Hunting - per line - Per Month                                                                     $.30
        Nonrecurring                                                                                                 $3.00

  *Nonrecurring rates for unbundled loops have been adjusted downward during negotiations and are not tariffed rates.

                                                                       EXHIBIT C
                                                                     PAGE 2 OF 5



                         RATES AND CHARGES - KENTUCKY

---------------------------------------------------------------------------------------------------
                                                              Proposed Price -       Proposed Price
     NETWORK LOCAL INTERCONNECTION/ELEMENT                    Existing Tariff           True-Up
---------------------------------------------------------------------------------------------------
  Unbundled Local Usage (Restructured Switching)
    End Office Switching
       Per MOU                                                                           $.00566
    Tandem Switching
       Per MOU                                                                          $.000676
    Common Transport
       Per Mile/MOU                                                                      $.00004
    Common Transport
       Facilities Termination Per Month                                                  $.00036

Local Interconnection (NOTE 1)
  End Office Switching Per MOU
  Tandem Switching Per MOU
  Common Transport Per Mile/MOU
  Common Transport - Facility Termination Per MOU
  Intermediary Tandem Per MOU*

Dedicated Transport - DSI
  Per Mile Per Month
  Facility Termination Per Month
  Nonrecurring

Channelization System - For Unbundled Loops
  Unbundled Loop System (DS1 to VG) per sys./per mo.                                     $400.00
  Nonrecurring                                                                           $525.00
  Central Office Interface Per Circuit Per Month                                          $1.15
  Nonrecurring                                                                            $8.00

CCS7 Signaling Transport Service
  Signaling Connection Link, Per Month                        $155.00 56Kbps/mo.
     Nonrecurring                                                  $510.00
  Signaling Termination (Port), Per Month                    $355.00 STP Port/mo.
  Signalling Usage, Per 56 Kbps Facility, Per Month                                      $395.00

800 Access Ten Digit Screening Service
  800/POTS Number Delivery, Per Query                              $.00383
  800/POTS Number Delivery with
     Optional complex Features, Per Query                          $.00431

    * The tandem intermediary charge applied only to intermediary traffic and is applied in addition to applicable local interconnection charges.

    Note 1: Local interconnection is defined as the transport and termination of local traffic between facility based carriers.
---------------------------------------------------------------------------------------------------
 Cable Information Database Access Service

   Common Transport, Per Query                                     $.00030

                                                                EXHIBIT C
                                                               PAGE 3 OF 5


                         RATES AND CHARGES - KENTUCKY

----------------------------------------------------------------------------------------------
                                                          Proposed Price -     Proposed Price
     NETWORK LOCAL INTERCONNECTION/ELEMENT                Existing Tariff         True-Up
----------------------------------------------------------------------------------------------
    Validation Per Query                                      $.03800
    Nonrecurring - Establishment or Change                     $91.00

Operator Services
Operator Call processing Access Service
    Operator Provided, Per Minute
      Using BST LIDB                                                               $1.60
      Using Foreign LIDB                                                           $1.62
    Fully Automated, Per Attempt
      Using BST LIDB                                                               $.09
      Using Foreign LIDB                                                           $.11

Inward Operator Services Access Service
    Verification, Per Call                                      $.90
    Emergency Interrupt, Per Call                              $1.95


Directory Assistance Access Service Calls
    Per Call                                                  $.271744


Directory Assistance Database Service
    Use Fee, Per DADS Cust's EU Request/Listing                $.035
    Monthly Recurring                                         $150.00

Direct Access to Directory Assistance Service (DADAS)
    Database Service Charge, Per Month                       $5,000.00
    Database Query Charge, Per Query                          $0.023
    Nonrecurring - DADAS Service Establishment               $1,000.00
DACC Access Service
    Per Call Attempt                                                               $.25
    Recording Cost Per Announcement
    Loading Cost Per Audio Unit

Number Services Intercept Access Service
    Per Intercept Query                                                            $.25

----------------------------------------------------------------------------------------------

                                                                       EXHIBIT C
                                                                     PAGE 4 OF 5

                         RATES AND CHARGES - KENTUCKY

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Proposed Price -          Proposed Price -
                   NETWORK LOCAL INTERCONNECTION/ELEMENT                                Existing Tariff               True-Up
----------------------------------------------------------------------------------------------------------------------------------
Directory Transport
      Switched Common Transport
         Per DA Service Call                                                                $.00030
      Switched Common Transport
         Per DA Service Call Mile                                                           $.00004
      Access Tandem Switched
         Per DA Service Call                                                                $.00055
      Sw. Local Channel - DS 1 Level, Per Month                                           133.81/mo.
         Nonrecurring                                                                $866.91 1st/486.83 add'l
      Sw. Dedicated Transport - DS 1 level, Per Mi/Per Mo.                                   $23.00
         Facilities Termination, Per Month                                                   $90.00
         Nonrecurring                                                                       $100.49
      DA Interconnection per DA Service Call                                               $0.00269
      Installation
         NRC - Per Trunk or Signaling Connection                                     $915.00 1st/100.00 add'l

Collocation
Application
  Per Arrangement / Per Location - Nonrecurring                                                                    $3,850.00
Space Preparation Fee - Nonrecurring                                                                                  ICB
Space Construction Fee - Nonrecurring                                                                              $4,500.00
Cable Installation - Per Entrance Cable                                                                            $2,750.00

Floor Space Zone A, Per Square Foot, Per Month                                                                       $7.50

Floor Space Zone B, Per Square Foot, Per Month                                                                       $6.75
Power Per AMP, Per Month                                                                                             $5.00
Cable Support Structure,Per Entrance Cable                                                                          $13.35

POT Bay (Optional Point of Termination Bay)
      Per 2-Wire Cross - Connect, Per Month                                                                          $0.40
      Per 4-Wire Cross - Connect, Per Month                                                                          $1.20
      Per DS1 Cross - Connect, Per Month                                                                             $1.20
      Per DS3 Cross - Connect, Per Month                                                                             $8.00

Cross-Connects
      2-Wire Analog, Per Month                                                                                       $0.30
      4-Wire Analog, Per Month                                                                                       $0.50
      Nonrecurring 2-wire and 4-wire                                                                                $16.00
      DS1, Per Month                                                                                                 $8.00
         Nonrecurring                                                                                         $155 1st/27.00 add'l
      DS3, Per Month                                                                                               $72.00
         Nonrecurring                                                                                         $155 1st/27.00 add'l

------------------------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT C
                                                                     PAGE 5 OF 5


                         RATES AND CHARGES - KENTUCKY

---------------------------------------------------------------------------------------------
                                                     Proposed Price -         Proposed Price
     NETWORK LOCAL INTERCONNECTION/ELEMENT            Existing Tariff            True-Up
---------------------------------------------------------------------------------------------
Security Escort
     Basic    -  1st half hour                                                    $41.00
     Overtime -  1st half hour                                                    $48.00
     Premium  -  1st half hour                                                    $55.00

     Basic    -  additional                                                       $25.00
     Overtime -  additional                                                       $30.00
     Premium  -  additional                                                       $35.00

---------------------------------------------------------------------------------------------

                                                                      EXHIBIT D
                                Attachment C-17                      PAGE 1 OF 6

               Unbundled Products and Services and New Services

Service: Unbundled Exchange Ports

Description: An exchange port is the capability derived from the central office switch hardware and software required to permit end users to transmit or receive information over BellSouth's public switched network. It provides service enabling and network features and functionality such as translations, a telephone number, switching, announcements, supervision and touch-tone capability.

             In addition, a BellSouth provided port with outgoing network access also provides access to other services such as operator services, long distance service, etc. It may also be combined with other services available in BellSouth's Intrastate Access Service Tariffs as technically feasible.

             When an Unbundled Port is connected to BellSouth provided collocated loops, cross-connection rate elements are required as set forth in Section 20 of BellSouth Telecommunication's, Inc.'s Interstate Access Tariff, FCC No. 1.

                        Florida
                        ---------------------------
                          Rate Elements     Rates
                        ---------------------------
                        Monthly
                        Residence Port        $2.00
                        Business Port         $4.50
                        PBX Trunk Port        $7.50
                        Rotary Service        $2.00

                        Usage-(STS)
                        - int. min.         $0.0275
                        - add'l min.        $0.0125



                        ---------------------------

NOTES:
(1) Nonrecurring Charges, as displayed in Table 1 on Page 3, and Usage Charges, as displayed on this page, apply in addition to monthly rates.
(2) Applies per outgoing, incoming or 2-way trunk port.
(3) DID requires rates and charges as indicated in Table II on Page 3 in addition to the PBX Trunk Port rates.
(4) IOD requires rates and charges as indicated in Table III on Page 3 in addition to the PBX Trunk Port rates.
(5) Applies per outgoing, incoming or 2-way voice grade equivalent.
(6) Primary rate ISDN requires a primary rate interface in addition to the primary rate ISDN NASxx. Additional charges also apply per Primary Rate B-Channel. Call-by-Call Integrated Service Access Services Selection and incoming Call Identification. See Table IV on Page 3 for rates and charges.
(7) In addition to the local calling described in A3 of BellSouth's General Subscriber Service Tariff, if any wire carrier in an exchange is located within 40 miles of any wire carrier in the originating exchange, local calling will be provided from the entire originating exchange to the entire terminating exchange. The usage charges for Band G are applicable for distances greater than 40 miles.

                                                                      EXHIBIT D
                                                                     PAGE 2 OF 6

                                Attachment C-17

               Unbundled Products and Services and New Services


Service:  Unbundled Exchange Ports (Cont'd)

                                                              Louisiana
                                                              --------------------------------------------------------------------
                                                                         Rate Elements           Rate           Per
                                                              --------------------------------------------------------------------
                                                              Monthly
                                                              Residence Port                      $2.50
                                                              Business Port                       $7.00
                                                              PBX Trunk Port                      $7.00
                                                              Rotary Service                      $3.50
                                                              Usage - Mileage Bands
                                                              0 (0 miles)                         $0.02  Init. Min.
                                                                                                  $0.01  Add'l min.
                                                              A (1-10 miles)                      $0.04  Init. Min.
                                                                                                  $0.02  Add'l min.
                                                              B (11-16 miles)                     $0.06  Init. Min.
                                                                                                  $0.04  Add'l min.
                                                              C (17-22 miles)                     $0.10  Init. Min.
                                                                                                  $0.07  Add'l min.
                                                              D (23-30 miles Basic LCA and        $0.14  Init. Min.
                                                                Intra Parish Expanded LCA)        $0.10  Add'l min.
                                                              E (Greater than 30 miles Basic LCA  $0.14  Init. Min.
                                                                and Intra Parish Expanded LCA)    $0.14  Add'l min.
                                                              F (23-30 miles Inter-Parish         $0.14  Init. Min.
                                                                Expanded LCA)                     $0.10  Add'l min.
                                                              G (31-40 miles Inter-Parish         $0.14  Init. Min.
                                                                Expanded LCA)                     $0.14  Add'l min.
                                                              H (Greater than 40 miles            $0.14  Init. Min.
                                                                Inter-Parish)                     $0.14  Add'l min.
                                                              --------------------------------------------------------------------

Mississippi                                                   N. Carolina                                S. Carolina
------------------------------------------------------------------------------------------------------------------------------------
Rate Elements                          Rates        Per       Rate Elements                      Rates   Rate Elements        Rates
------------------------------------------------------------------------------------------------------------------------------------
Monthly                                                       Monthly                                    Monthly
Residence Port                            $3.75               Residence Port                      $2.00  Residence Port        $4.00
Business Port                             $7.50               Business Port                       $6.00  Business Port        $10.50
PBX Trunk Port                            $7.50               PBX Trunk Port                      $8.00  PBX Trunk Port       $10.50
Rotary Service                            $3.75               Rotary Service                      $1.50  Rotary Service        $3.00
Usage - Mile Bands                                            Usage - (STS)                              Usage - (STS)
A (0 miles)                               $0.02  Init. min.   - Init. min.                        $0.05  - Basic Svc. Area     $0.02
                                          $0.01  Add'l min.   - Add'l min.                        $0.02  - Expanded Svc. Area  $0.12
B (1-10 miles)                            $0.04  Init. min.
C (11-16 miles, existing LCA desc-        $0.02  Add'l min.
  ribed in A3.6 greater than 16 miles,
  and calls to county seat greater        $0.06  Init. min.
  than 16 miles)                          $0.04  Add'l min.
D (17-30 miles)                           $0.09  Init. min.
                                          $0.07  Add'l min.
E (31-55 miles Biloxi LATA)               $0.09  Init. min.
                                          $0.07  Add'l min.
F (31-55 miles Jackson LATA)              $0.12  Init. min.
                                          $0.10  Add'l min.
G (56-85 miles Biloxi LATA)               $0.18  Init. min.
                                          $0.14  Add'l min.
------------------------------------------------------------------------------------------------------------------------------------

Tennessee
--------------------------------------------------------------
Rate Elements                          Rates        Per
--------------------------------------------------------------
Monthly
Residence Port                            $4.00
Business Port                            $10.00
PBX Trunk Port                           $10.00
Rotary Service                            $8.50
Usage - Mile Bands
A (0-16 miles)                            $0.02  mou
B (17-30 miles)                           $0.05  mou
C greater than 30 miles                   $0.10  mou
--------------------------------------------------------------

                                                                      EXHIBIT D
                                                                     PAGE 3 OF 6

                                Attachment C-17

               Unbundled Products and Services and New Services

Service:   Unbundled Exchange Ports (Cont'd)


State:  Alabama



                            PORT ANCILLARY SERVICES

TABLE II - DID
-------------------------------------------------------------------------
                                        Nonrecurring            Monthly
Rate Element                               Charge                Rate
-------------------------------------------------------------------------
Per Group of 20 Numbers                      $480.00                $3.00
Per Trunk Port                                $50.00               $20.00
Per Trunk w/MF or DTMF                         $0.00                $7.50
-------------------------------------------------------------------------


TABLE III - IOD
-------------------------------------------------------------------------
                                        Nonrecurring            Monthly
Rate Element                                Charge               Rate
-------------------------------------------------------------------------
Per First 10 Trunk Ports                     $675.00             $350.00
Trunk Ports 11 thru 50, ea.                   $68.00              $34.00
Ea. Trunk Port after 50th                     $27.00               $8.10
-------------------------------------------------------------------------

                                                                       EXHIBIT D
                                                                     PAGE 4 OF 6

Interim UDL-4W Rates
--------------------


--------------------------------------------------------------------------------
      STATE                   RECURRING                 NON-RECURRING
                                                        1ST    ADD'L
--------------------------------------------------------------------------------
ALABAMA                         $27.00               $475.00   $325.00
FLORIDA                         $30.50               $510.00   $350.00
GEORGIA                         $25.50               $525.00   $375.00
KENTUCKY                        $36.00               $550.00   $375.00
LOUISIANA                       $34.00               $500.00   $350.00
MISSISSIPPI                     $24.50               $475.00   $325.00
N. CAROLINA                     $24.00               $525.00   $350.00
S. CAROLINA                     $27.50               $525.00   $350.00
TENNESSEE                       $25.00               $500.00   $350.00
--------------------------------------------------------------------------------

These rates are for a 4-wire Unbundled Digitial Loop capable of 56kbps or 64kbps data traffic. The loop extends from the Network Interface Device (NID) at the customer's premises to the Main Distribution Frame (MDF) at that customer's central office.

These rates do not include any other Unbundled Network Element (UNE) or any cross-connects to such UNEs or collocation space.

Additional Loop Rates
---------------------


--------------------------------------------------------------------------------
        STATE              2-WIRE ISDN                 4-WIRE DS1 DIGITIAL
                       Monthly      NR              Monthly            NR
--------------------------------------------------------------------------------
FLORIDA                 $40.00   $306.00/1st         $80.00        $540.00/1st
                                 $283.00/Add'l                     $465.00/Add'l
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
N. CAROLINA             $27.20   $33.00             $238.00        $837.92/1st
                                                                   $494.19/Add'l
--------------------------------------------------------------------------------

                                                                   EXHIBIT D
                                                                  PAGE 5 OF 6


 Dedicated Transport - DS1 Level
 -------------------------------

----------------------------------------------------------

       STATE            Monthly                 NR
----------------------------------------------------------
 FLORIDA               $1.60   - per mile        $100.49
                      $59.75   - fac. term.
----------------------------------------------------------


----------------------------------------------------------
 NORTH CAROLINA       $23.00   - per mile
                      $90.00   - fac. term.      $100.49
----------------------------------------------------------

 Interim Cross-Connect Rates
 ---------------------------

-----------------------------------------------------------------
        STATE         2-WIRE ANALOG            4-WIRE ANALOG
                     Monthly     NR           Monthly     NR
-----------------------------------------------------------------

-----------------------------------------------------------------
 FLORIDA               $.30      $15.20         $.50     $15.20
-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
 LOUISIANA             $.30      $20.80         $.50     $20.80
-----------------------------------------------------------------
 MISSISSIPPI           $.30      $13.00         $.50     $13.00
-----------------------------------------------------------------
 N. CAROLINA           $.30      $11.60         $.50     $11.60
-----------------------------------------------------------------
 S. CAROLINA           $.30       $8.00         $.50      $8.00
-----------------------------------------------------------------
 TENNESSEE             $.30      $19.20         $.50     $19.20
-----------------------------------------------------------------

                                                                       EXHIBIT D
                                                                     PAGE 6 OF 6



Unbundled Packet Switching UNE Proxy Pricing

Until cost studies are completed, BST will use the following rates on an interim basis.

The following rates will apply for Frame Relay UNEs in Florida.

                                                 Non-Recurring       Recurring

User Network Interface-56 Kbps                        $300             $ 62
User Network Interface-64 Kbps                        300                70
User Network Interface-1.536 Mbps                     410               294
User Network Interface-44.210 Mbps                    1,050           2,426

Network Network Interface-56 Kbps                     300                62
Network Network Interface-64 Kbps                     300                70
Network Network Interface-1.536 Mbps                  410               294
Network Network Interface-44.210 Mbps                 1,050           2,426

Data Link Connection Identifier                       25               1.50

Committed Information Rate   0 Bps                    0                0
                             1-32 Kbps                0                7
                             33-56 Kbps               0                12
                             57-64 Kbps               0                13
                             65-128 Kbps              0                18
                             129-256 Kbps             0                24
                             257-384 Kbps             0                28
                             385-512 Kbps             0                32
                             513-768 Kbps             0                36
                             769 Kbps-1.536 Mbps      0                55
                             1.537-4 Mbps             0                120
                             5-10 Mbps                0                160
                             11-16 Mbps               0                226
                             17-34 Mbps               0                250
                             35-44.210 Mbps           0                370


                                                                      ATTACHMENT

    Agreement Between BellSouth Telecommunications, Inc. and DeltaCom, Inc. Regarding The Sale of BellSouth Telecommunications Services to Reseller
                          For The Purposes of Resale


     THIS AGREEMENT is by and between BellSouth Telecommunications, Inc., ("BellSouth or Company"), a Georgia corporation, and DeltaCom, Inc. ("Reseller"), an Alabama corporation, and shall be deemed effective as of the execution date of this Fourth Amendment.

                                  WITNESSETH

     WHEREAS, BellSouth is a local exchange telecommunications company authorized to provide telecommunications services in the states of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee; and

     WHEREAS, Reseller is or seeks to become an alternative local exchange telecommunications company authorized to provide telecommunications services in the states of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee; and

     WHEREAS, Reseller desires to resell BellSouth's telecommunications services; and

     WHEREAS, BellSouth has agreed to provide such services to Reseller for resale purposes and pursuant to the terms and conditions set forth herein;

     NOW, THEREFORE, for and in consideration of the mutual premises and promises contained herein, BellSouth and Reseller do hereby agree as follows:


I.   Term of the Agreement

     A. The term of this Agreement shall begin with the execution of this Fourth Amendment and extend to June 30, 1999 and shall apply to all of BellSouth's serving territory as of January 1, 1996 in the state(s) of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee.

     B. This Agreement shall be automatically renewed for two additional one year periods unless either party indicates its intent not to renew the Agreement. Notice of such intent must be provided, in writing, to the other party no later than 60 days prior to the end of the then-existing contract period. The terms of this Agreement shall remain in effect after the term of the existing agreement has expired and while a new agreement is being negotiated.

     C. The rates pursuant by which Reseller is to purchase services from BellSouth for resale shall be at a discount rate off of the retail rate for the telecommunications service. The discount rates shall be as set forth in Exhibit A, attached hereto and incorporated herein by this reference. Such discount shall reflect the costs avoided by BellSouth when selling a service for wholesale purposes.


II.  Definition of Terms

     A. CUSTOMER OF RECORD means the entity responsible for placing application for service; requesting additions, rearrangements, maintenance or discontinuance of service; payment in full of charges incurred such as non-recurring, monthly recurring, toll, directory assistance, etc.

     B. DEPOSIT means assurance provided by a customer in the form of cash, surety bond or bank letter of credit to be held by the Company.

                                                                      ATTACHMENT
     C.   END USER means the ultimate user of the telecommunications services.

     D. END USER CUSTOMER LOCATION means the physical location of the premises where an end user makes use of the telecommunications services.

     E. NEW SERVICES means functions, features or capabilities that are not currently offered by BellSouth. This includes packaging of existing services or combining a new function, feature or capability with an existing service.

     F. OTHER LOCAL EXCHANGE COMPANY (OLEC) means a telephone company certificated by the public service commissions of the Company's franchised area to provide local exchange service within the Company's franchised area.

     G. RESALE means an activity wherein a certificated OLEC, such as Reseller subscribes to the telecommunications services of the Company and then reoffers those telecommunications services to the public (with or without "adding value").

     H. RESALE SERVICE AREA means the area, as defined in a public service commission approved certificate of operation, within which an OLEC, such as Reseller, may offer resold local exchange telecommunications service.

III. General Provisions

     A. Reseller may resell the tariffed local exchange and toll telecommunications services of BellSouth contained in the General Subscriber Service Tariff and Private Line Service Tariff subject to the terms, and conditions specifically set forth herein. Notwithstanding the foregoing, the exclusions and limitations on services available for resale will be as set forth in Exhibit B, attached hereto and incorporated herein by this reference.

     BellSouth shall make available telecommunications services for resale at the rates set forth in Exhibit A to this agreement and subject to the exclusions and limitations set forth in Exhibit B to this agreement. It does not however waive its rights to appeal or otherwise challenge any decision regarding resale that resulted in the discount rates contained in Exhibit A or the exclusions and limitations contained in Exhibit B. BellSouth reserves the right to pursue any and all legal and/or equitable remedies, including appeals of any decisions. If such appeals or challenges result in changes in the discount rates or exclusions and limitations, the parties agree that appropriate modifications to this Agreement will be made promptly to make its terms consistent with the outcome of the appeal.

     B. The provision of services by the Company to Reseller does not constitute a joint undertaking for the furnishing of any service.

     C. Reseller will be the customer of record for all services purchased from BellSouth. Except as specified herein, the Company will take orders from, bill and expect payment from Reseller for all services.

     D. Reseller will be the Company's single point of contact for all services purchased pursuant to this Agreement. The Company shall have no contact with the end user except to the extent provided for herein.

                                                                  ATTACHMENT


    E. The Company will continue to bill the end user for any services that the end user specifies it wishes to receive directly from the Company.

    F. The Company maintains the right to serve directly any end user within the service area of Reseller. The Company will continue to directly market its own telecommunications products and services and in doing so may establish independent relationships with end users of Reseller.

    G. Neither Party shall interfere with the right of any person or entity to obtain service directly from the other Party.

    H. Current telephone numbers may normally be retained by the end user. However, telephone numbers are the property of the Company and are assigned to the service furnished. Reseller has no property right to the telephone number or any other call number designation associated with services furnished by the Company, and no right to the continuance of service through any particular central office. The Company reserves the right to change such numbers, or the central office designation associated with such numbers, or both, whenever the Company deems it necessary to do so in the conduct of its business.

    I. The Company may provide any service or facility for which a charge is not established herein, as long as it is offered on the same terms to Reseller.

    J. Service is furnished subject to the condition that it will not be used for any unlawful purpose.

    K. Service will be discontinued if any law enforcement agency advises that the service being used is in violation of the law.

    L. The Company can refuse service when it has grounds to believe that service will be used in violation of the law.

    M. The Company accepts no responsibility to any person for any unlawful act committed by Reseller or its end users as part of providing service to Reseller for purposes of resale or otherwise.

    N. The Company will cooperate fully with law enforcement agencies with subpoenas and court orders for assistance with the Company's customers. Law enforcement agency subpoenas and court orders regarding end users of Reseller will be directed to Reseller. The Company will bill Reseller for implementing any requests by law enforcement agencies regarding Reseller end users.

    O. The characteristics and methods of operations of any circuits, facilities or equipment provided by any person or entity other than the Company shall not:

           1. Interfere with or impair service over any facilities of the Company, its affiliates, or its connecting and concurring carriers involved in its service:

           2. Cause damage to their plant:

                                                                  ATTACHMENT

       3. Impair the privacy of any communications; or

       4. Create hazards to any employees or the public.

 P. Reseller assumes the responsibility of notifying the Company regarding less than standard operations with respect to services provided by Reseller.

 Q. Facilities and/or equipment utilized by BellSouth to provide service to Reseller remain the property of BellSouth.

 R. White page directory listings will be provided in accordance with regulations set forth in Section A6 of the General Subscriber Service Tariff and will be available for resale.

 S. BellSouth will provide customer record information to the Reseller provided the Reseller has the appropriate Letter(s) of Authorization. BellSouth may provide customer record information via one of the following methods: US mail, fax, or by electronic interface. BellSouth will provide customer record information via US mail or fax on an interim basis only.

       Reseller agrees to compensate BellSouth for all BellSouth incurred expenditures associated with providing such information to Reseller. Reseller will adopt and adhere to the BellSouth guidelines associated with each method of providing customer record information.

 T. BellSouth's retail voice mail services may be made available for resale at rates, terms and conditions as mutually agreed to by the parties.


 IV. BellSouth's Provision of Services to Reseller

  A. Reseller agrees that its resale of BellSouth services shall be as follows:

       1. The resale of telecommunications services shall be limited to users and uses conforming to the class of service restrictions.

       2. To the extent Reseller is a telecommunications carrier that serves greater than 5 percent of the Nation's presubscribed access lines, Reseller shall not jointly market its interLATA services with the telecommunications services purchased from BellSouth pursuant to this Agreement in any of the states covered under this Agreement. For the purposes of this subsection, to jointly market means any advertisement, marketing effort or billing in which the telecommunications services purchased from BellSouth for purposes of resale to customers and interLATA services offered by Reseller are packaged, tied, bundled, discounted or offered together in any way to the end user. Such efforts include, but are not limited to, sales referrals, resale arrangements, sales agencies or billing agreements. This subsection shall be void and of no effect for a particular state covered under this Agreement as of February 8, 1999 or on the date BellSouth is authorized to offer interLATA services in that state, whichever is earlier.

                                                                ATTACHMENT


            3. Hotel and Hospital PBX service are the only telecommunications services available for resale to Hotel/Motel and Hospital end users, respectively. Similarly, Access Line Service for Customer Provided Coin Telephones is the only local service available for resale to Independent Payphone Provider (IPP) customers. Shared Tenant Service customers can only be sold those telecommunications services available in the Company's A23 Shared Tenant Service Tariff.

            4. Reseller is prohibited from furnishing both flat and measured rate service on the same business premises to the same subscribers (end users) as stated in A2 of the Company's Tariff except for backup service as indicated in the applicable state tariff Section A3.

            5. If telephone service is established and it is subsequently determined that the class of service restriction has been violated, Reseller will be notified and billing for that service will be immediately changed to the appropriate class of service. Service charges for changes between class of service, back billing, and interest as described in this subsection shall apply at the Company's sole discretion. Interest at a rate as set forth in Section A2 of the General Subscriber Service Tariff and Section B2 of the Private Line Service Tariff for the applicable state, compounded daily for the number of days from the back billing date to and including the date that Reseller actually makes the payment to the Company may be assessed.

            6. The Company reserves the right to periodically audit services purchased by Reseller to establish authenticity of use. Such audit shall not occur more than once in a calendar year. Reseller shall make any and all records and date available to the Company or the Company's auditors on a reasonable basis. The Company shall bear the cost of said audit.

     B. Resold services can only be used in the manner as specified in the Company's Tariff. Resold services are subject to the same terms and conditions as are specified for such services when furnished to an individual end user of the Company in the appropriate section of the Company's Tariffs. Specific tariff features, e.g. a usage allowance per month, shall not be aggregated across multiple resold services. Resold services cannot be used to aggregate traffic from more than one end user customer except as specified in Section A23. of the Company's Tariff referring to Shared tenant Service.

     C. Reseller may resell services only within the specific resale service area as defined in its certificate.

     D. Telephone numbers transmitted via any resold service feature are intended solely for the use of the end user of the feature. Resale of this information is prohibited.

     E. No patent, copyright, trademark or other proprietary right is licensed, granted or otherwise transferred by this Agreement. Reseller is strictly prohibited from any use, including but not limited to sales, marketing or advertising, of any BellSouth name or trademark.

 V.  Maintenance of Services

     A. Reseller will adopt and adhere to the standards contained in the applicable BellSouth Work Center Interface Agreement regarding maintenance and installation of service.

     B. Services resold under the Company's Tariffs and facilities and equipment provided by the Company shall be maintained by the Company.

                                                                      ATTACHMENT

     C. Reseller or its end users may not rearrange, move, disconnect, remove or attempt to repair any facilities owned by the Company, other than by connection or disconnection to any interface means used, except with the written consent of the Company.

     D. Reseller accepts responsibility to notify the Company of situations that arise that may result in a service problem.

     E. Reseller will be the Company's single point of contact for all repairs calls on behalf of Reseller's end users. The parties agree to provide one another with toll-free contact numbers for such purposes.

     F. Reseller will contact the appropriate repair centers in accordance with procedures established by the Company.

     G. For all repair requests, Reseller accepts responsibility for adhering to the Company's prescreening guidelines prior to referring the trouble to the Company.

     H. The Company will bill Reseller for handling troubles that are found not to be in the Company's network pursuant to its standard time and material charges. The standard time and material charges will be no more than what BellSouth charges to its retail customers for the same services.

     I. The Company reserves the right to contact Reseller's customers, if deemed necessary, for maintenance purposes.

VI.  Establishment of Service

     A. After receiving certification as a local exchange company from the appropriate regulatory agency, Reseller will provide the appropriate Company service center the necessary documentation to enable the Company to establish a master account for Reseller. Such documentation shall include the Application for Master Account, proof of authority to provide telecommunications services, an Operating Company Number ("OCN") assigned by the National Exchange Carriers Association ("NECA") and a tax exemption certificate, if applicable. When necessary deposit requirements are met, the Company will begin taking orders for the resale of service.

     B. Service orders will be in a standard format designated by the Company.

     C. When notification is received from Reseller that a current customer of the Company will subscribe to Reseller's service, standard service order intervals for the appropriate class of service will apply.

     D. The Company will not require end user confirmation prior to establishing service for Reseller's end user customer. Reseller must, however, be able to demonstrate end user authorization upon request.

     E. Reseller will be the single point of contact with the Company for all subsequent ordering activity resulting in additions or changes to resold services except that the Company will accept a request directly from the end user for conversion of the end user's service from Reseller to the Company or will accept a request from

                                                                      ATTACHMENT
     another OLEC for conversion of the end user's service from the Reseller to the other LEC. The Company will notify Reseller that such a request has been processed.

     F. If the Company determines that an unauthorized change in local service to Reseller has occurred, the Company will reestablish service with the appropriate local service provider and will assess Reseller as the OLEC initiating the unauthorized change, the unauthorized change charge described in F.C.C. Tariff No. 1, Section 13. Appropriate nonrecurring charges, as set forth in Section A4, of the General Subscriber Service Tariff, will also be assessed to Reseller. These charges can be adjusted if Reseller provides satisfactory proof of authorization.

     G. The Company may, in order to safeguard its interest, require Reseller to make a deposit to be held by the Company as a guarantee of the payment of rates and charges, unless satisfactory credit has already been established. Any such deposit may be held during the continuance of the service as security for the payment of any and all amounts accruing for the service.

     H.   Such deposit may not exceed two months' estimated billing.

     I. The fact that a deposit has been made in no way relieves Reseller from complying with the Company's regulations as to advance payments and the prompt payment of bills on presentation nor does it constitute a waiver or modification of the regular practices of the Company providing for the discontinuance of service for non-payment of any sums due the Company.

     J. The Company reserves the right to increase the deposit requirements when, in its sole judgment, the conditions justify such action.

     K. In the event that Reseller defaults on its account, service to Reseller will be terminated and any deposits held will be applied to its account.

     L. In the case of a cash deposit, interest at the rate of six percent per annum shall be paid to Reseller during the continuance of the deposit. Interest on a deposit shall accrue annually and, if requested, shall be annually credited to Reseller by the accrual date.


VII. Payment And Billing Arrangements

     A. When the initial service is ordered by Reseller, the Company will establish an accounts receivable master account for Reseller.

     B. The Company shall bill Reseller on a current basis all applicable charges and credits.

     C. Payment of all charges will be the responsibility of Reseller. Reseller shall make payment to the Company for all services billed. The Company is not responsible for payments not received by Reseller from Reseller's customer. The Company will not become involved in billing disputes that may arise between Reseller and its customer. Payment made to the Company as payment on account will be credited to an accounts receivable master account and not to an end user's account.

                                                                      ATTACHMENT
D. The Company will render bills each month on established bill days for each of Reseller's accounts.

E. The Company will bill Reseller, in advance, charges for all services to be provided during the ensuing billing period except charges associated with service usage, which charges will be billed in arrears. Charges will be calculated on an individual end user account level, including, if applicable, any charges for usage or usage allowances. BellSouth will also bill any charges, including but not limited to 911 and E911 charges, telecommunications relay charges, and franchise fees, to Reseller.

F. The payment will be due by the next bill date (i.e., same date in the following month as the bill date) and is payable immediately available funds. Payment is considered to have been made when received by the Company.

      If the payment due date falls on a Sunday or on a Holiday which is observed on a Monday, the payment due date shall be the first non-Holiday day following such Sunday or Holiday. If the payment due date falls on a Saturday or on a Holiday which is observed on Tuesday, Wednesday, Thursday, or Friday, the payment due date shall be the last non-Holiday day preceding such Saturday or Holiday. If payment is not received by the payment due date, a late payment penalty, as set forth in I, following, shall apply.

G. Upon proof of tax exempt certification from Reseller, the total amount billed to Reseller will not include any taxes due from the end user. Reseller will be solely responsible for the computation, tracking, reporting and payment of all federal, state and/or local jurisdiction taxes associated with the services resold to the end user.

H. As the customer of record, Reseller will be responsible for, and remit to the Company, all charges applicable to its resold services for emergency services (E911 and 911) and Telecommunications Relay Service (TRS) as well as any other charges of a similar nature.

I. If any portion of the payment is received by the Company after the payment due date as set forth preceding, or if any portion of the payment is received by the Company in funds that are not immediately available to the Company, then a late payment penalty shall be due to the Company. The late payment penalty shall be the portion of the payment not received by the payment due date times a late factor. The late factor shall be set forth in Section A2 of the General Subscriber Service Tariff and Section B2 of the Private Line Service Tariff.

J. Any switched access charges associated with interexchange carrier to the resold local exchange lines will be billed by, and due to, the Company. No additional charges are to be assessed to Reseller.

K. The Company will not perform billing and collection services for Reseller as a result of the execution of this Agreement. All requests for billing services should be referred to the appropriate entity or operational group within the Company.

L. Pursuant to 47 CFR Section 51.617, the Company will bill Reseller end user common line charges identical to the end user common line charges the Company bills its end users.

M. In general, the Company will not become involved in disputes between Reseller and Reseller's end user customers over resold services. If a dispute does arise that cannot be settled without the involvement of the Company, Reseller shall contact the designated Service Center for resolution. The Company will make every

                                                                      ATTACHMENT
     effort to assist in the resolution of the dispute and will work with Reseller to resolve the matter in as timely a manner as possible. Reseller may be required to submit documentation to substantiate the claim.

VIII. Discontinuance of Service

     A. The procedures for discontinuing service to an end user are as follows:

           1. Where possible, the Company will deny service to Reseller's end user on behalf of, and at the request of, Reseller. Upon restoration of the end user's service, restoral charges will apply and will be the responsibility of Reseller.

           2. At the request of Reseller, the Company will disconnect a Reseller end user customer.

           3. All requests by Reseller for denial or disconnection of an end user for nonpayment must be in writing.

           4. Reseller will be made solely responsible for notifying the end user of the proposed disconnection of the service.

           5. The Company will continue to process calls made to the Annoyance Call Center and will advise Reseller when it is determined that annoyance calls are originated from one of their end user's locations. The Company shall be indemnified, defended and held harmless by Reseller and/or the end user against any claim, loss or damage arising from providing this information to Reseller. It is the responsibility of Reseller to take the corrective action necessary with its customers who make annoying calls. Failure to do so will result in the Company's disconnecting the end user's service.

     B.    The procedures for disconnecting service to Reseller are as follows:

           1. The Company reserves the right to suspend or terminate service for nonpayment or in the event of prohibited, unlawful or improper use of the facilities or service, abuse of the facilities, or any other violation or noncompliance by Reseller of the rules and regulations of the Company's Tariffs.

           2. If payment of account is not received by the bill day in the month after the original bill day, the Company may provide written notice to Reseller, that additional applications for service will be refused and that any pending orders for service will not be completed if payment is not received by the fifteenth day following the date of the notice. If the Company does not refuse additional applications for service on the date specified in the notice, and Reseller's noncompliance continues, nothing contained herein shall preclude the Company's right to refuse additional applications for service without further notice.

           3. If payment of account is not received, or arrangements made, by the bill day in the second consecutive month, the account will be considered in default and will be subject to denial or disconnection, or both.

           4. If Reseller fails to comply with the provisions of this Agreement, including any payments to be made by it on the dates and times herein specified, the Company may, on thirty days written notice to the person designated by Reseller to receive notices of noncompliance, discontinue the provision of existing

                                                                    ATTACHMENT 2

             services to Reseller at any time thereafter. In the case of such discontinuance, all billed charges, as well as applicable termination charges, shall become due. If the Company does not discontinue the provision of the services involved on the date specified in the thirty days notice, and Reseller's noncompliance continues, nothing contained herein shall preclude the Company's right to discontinue the provision of the services to Reseller without further notice.

             5. If payment is not received or arrangements made for payment by the date given in the written notification, Reseller's services will be discontinued. Upon discontinuance of service on a Reseller's account, service to Reseller's end users will be denied. The Company will also reestablish service at the request of the end user or Reseller upon payment of the appropriate connection fee and subject to the Company's normal application procedures. Reseller is solely responsible for notifying the end user of the proposed disconnection of the service.

             6. If within fifteen days after an end user's service has been denied no contact has been made in reference to restoring service, the end user's service will be disconnected.

IX.  Liability

     A. The liability of the Company for damages arising out of mistakes omissions, interruptions, preemptions, delays, errors or defects in transmission, or failures or defects in facilities furnished by the Company, occurring in the course of furnishing service or other facilities and not caused by the negligence of Reseller, or of the Company in failing to maintain proper standards of maintenance and operation and to exercise reasonable supervision shall in no event exceed an amount equivalent to the proportionate charge to Reseller for the period of service during which such mistake, omission, interruption, preemption, delay, error or defect in transmission or defect or failure in facilities occur. The Company shall not be liable for damage arising out of mistakes, omission, interruptions, preemptions, delays, errors or defects in transmission or other injury, including but not limited to injuries to persons or property from voltages or currents transmitted over the service of the Company, (1) caused by customer-provided equipment (except where a contributing cause is the malfunctioning of a Company-provided connecting arrangement, in which event the liability of the Company shall not exceed an amount equal to a proportional amount of the Company billing for the period of service during which such mistake, omission, interruption, preemption, delay, error, defect in transmission or injury occurs), or (2) not prevented by customer-provided equipment but which would have been prevented had Company-provided equipment been used.

     B. The Company shall be indemnified and saved harmless by Reseller against any and all claims, actions, causes of action, damages, liabilities or demands (including the costs, expenses and reasonable attorneys' fees, on account thereof) of whatever kind or nature that may be made by any third party as a result of the Company's furnishing of service to Reseller.

    C. The Company shall be indemnified, defended and held harmless by Reseller and/or the end user against any claim, loss or damage arising from the use of services offered for resale involving:

             1. Claims for libel, slander, invasion of privacy or infringement of copyright arising from Reseller's or end user's own communications.

             2. Claims for patent infringement arising from acts combining or using Company services in connection with facilities or equipment furnished by the end user or Reseller.

                                                                      ATTACHMENT

           3. All other claims arising out of an act or omission of Reseller or its end user in the course of using services.

     D. Reseller accepts responsibility for providing access for maintenance purposes of any service resold under the provisions of this Tariff. The Company shall not be responsible for any failure on the part of Reseller with respect to any end user of Reseller.

X.   Treatment of Proprietary and Confidential Information

     A. Both parties agree that it may be necessary to provide each other during the term of this Agreement with certain confidential information, including trade secret information, including but not limited to, technical and business plans, technical information, proposals, specifications, drawings, procedures, customer account data and like information (hereinafter collectively referred to as "Information"). Both parties agree that all Information shall either be in writing or other tangible format and clearly marked with a confidential, private or proprietary legend, or when the Information is communicated orally, it shall also be communicated that the Information is confidential, private or proprietary. The Information will be returned to the owner within a reasonable time. Both parties agree that the Information shall not be copied or reproduced in any form. Both parties agree to receive such Information and not disclose such Information. Both parties agree to protect the Information received from distribution, disclosure or dissemination to anyone except employees of the parties with a need to know such Information and which employees agree to be bound by the terms of this Section. Both parties will use the same standard of care to protect Information received as they would use to protect their own confidential and proprietary Information.

     B. Notwithstanding the foregoing, both parties agree that there will be no obligation to protect any portion of the Information that is either: 1) made publicly available by the owner of the Information or lawfully disclosed by a nonparty to this Agreement; 2) lawfully obtained from any source other than the owner of the Information; or 3) previously known to the receiving party without an obligation to keep it confidential.

XI.  Resolution of Disputes

     Except as otherwise stated in this Agreement, the parties agree that if any dispute arises as to the interpretation of any provision of this Agreement or as to the proper implementation of this Agreement, the parties will petition the applicable stat Public Service Commission for a resolution of the dispute. However, each party reserves any rights it may have to seek judicial review of any ruling made by that Public Service Commission concerning this Agreement.

XII. Limitation of Use

     The parties agree that this Agreement shall not be proffered by either party in another jurisdiction as evidence of any concession or as a waiver of any position taken by the other party in that jurisdiction or for any other purpose.

XIII.Waivers

     Any failure by either party to insist upon the strict performance by the other party of any of the provisions of this Agreement shall not be deemed a waiver of any of the provisions of this Agreement and each party, notwithstanding such failure, shall have the right thereafter to insist upon the specific performance of any and all of the provisions of this Agreement.

                                                                     ATTACHMENT:

XIV.  Governing Law

      This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia, without regard to its conflict of laws principles.


XV.   Arm's Length Negotiations

      This Agreement was executed after arm's length negotiations between the undersigned parties and reflects the conclusion of the undersigned that this Agreement is in the best interests of all parties.


XVI.  More Favorable Provisions

      A.   The parties agree that if --

           1. the Federal Communications Commission ("FCC") or the Commission finds that the terms of this Agreement are inconsistent in one or more material respects with any of its or their respective decisions, rules or regulations, or

           2. the FCC or the Commission preempts the effect of this Agreement, then, in either case, upon such occurrence becoming final and no longer subject to administrative or judicial review, the parties shall immediately commence good faith negotiations to conform this Agreement to the requirements of any such decision, rule, regulation or preemption. The revised agreement shall have an effective date that coincides with the effective date of the original FCC or Commission action giving rise to such negotiations. The parties agree that the rates, terms and conditions of any new agreement shall not be applied retroactively to any period prior to such effective date except to the extent that such retroactive effect is expressly required by such FCC or Commission decision, rule, regulation or preemption.

      B. In the event that BellSouth, either before or after the effective date of this Agreement, enters into an agreement with any other telecommunications carrier (an "Other Resale Agreement") which provides for the provision within the state(s) of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee of any of the arrangements covered by this Agreement upon rates, terms or conditions that differ in any material respect from the rates, terms and conditions for such arrangements set forth in this Agreement ("Other Terms"), BellSouth shall be deemed thereby to have offered such other Resale Agreement to Reseller in its entirety. In the event that Reseller accepts such offer, such Other Terms shall be effective between BellSouth and Reseller as of the date on which Reseller accepts such offer.

      C. In the event that after the effective date of this Agreement the FCC or the Commission enters an order (a "Resale Order") requiring BellSouth to provide within the state(s) of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee any of the arrangements covered by this agreement upon Other Terms, then upon such Resale Order becoming final and not subject to further administrative or judicial review, BellSouth shall be deemed to have offered such arrangements to Reseller upon such Other Terms, in their entirety, which Reseller may only accept in their entirety, as provided in Section XVI.E. In the event that Reseller accepts such offer, such Other Terms shall be effective between BellSouth and Reseller as of the date on which Reseller accepts such offer.

                                                                      ATTACHMENT
       D. In the event that after the effective date of this Agreement BellSouth files and subsequently receives approval for one or more intrastate tariffs (each, a "Resale Tariff") offering to provide within the state(s) of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee any of the arrangements covered by this Agreement upon Other Terms, then upon such Resale Tariff becoming effective, BellSouth shall be deemed thereby to have offered such arrangements to Reseller upon such Other Terms, which Reseller may accept as provided in Section XVI.E. In the event that Reseller accepts such offer, such Other Terms shall be effective between BellSouth and Reseller as of the date on which Reseller accepts such offer.

       E. The terms of this Agreement, other than those affected by the Other Terms accepted by Reseller, shall remain in full force and effect.

       F.  Corrective Payment.  In the event that -

          1. BellSouth and Reseller revise this Agreement pursuant to
          Section XVI.A, or

          2. Reseller accepts a deemed offer of an Other Resale Agreement or Other Terms, then BellSouth or Reseller, as applicable, shall make a corrective payment to the other party to correct for the difference between the rates set forth herein and the rates in such revised agreement or Other Terms for substantially similar services for the period from the effective date of such revised agreement or Other Terms until the date that the parties execute such revised agreement or Reseller accepts such Other Terms, plus simple interest at a rate equal to the thirty (30) day commercial paper rate for high-grade, unsecured notes sold through dealers by major corporations in multiples of $1,000.00 as regularly published in the The Wall Street Journal.

XVII.  Notices

       A. Every notice, consent, approval, or other communications required or contemplated by this Agreement shall be in writing and shall be delivered in person or given by postage prepaid mail, address to:

       BellSouth Telecommunications, Inc.         DeltaCom, Inc.

       OLEC Account Team                          General Counsel
       3535 Colonnade Pkwy. Room E4E1             700 Boulevard South, Suite 101
       Birmingham, AL 35243                       Huntsville, AL 35802

       or at such other address as the intended recipient previously shall have designated by written notice to the other party.

       B. Where specifically required, notices shall be by certified or registered mail. Unless otherwise provided in this Agreement, notice by mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent, and in the absence of such record of delivery, it shall be presumed to have been delivered the fifth day, or next business day after the fifth day, after it was deposited in the mails

XVIII. Amendments

                                                                    ATTACHMENT 2

      This Agreement may be amended at any time upon written agreement of both parties.

XIX.  Entire Agreement

      This Agreement sets forth the entire understanding and supersedes prior agreements between the parties relating to the subject matter contained herein and merges all prior discussions between them, and neither party shall be bound by any definition, condition, provision, representation, warranty, covenant or promise other than as expressly stated in this Agreement or as is contemporaneously or subsequently set forth in writing and executed by a duly authorized officer or representative of the party to be bound thereby.

                                                                     ATTACHMENT

                                  EXHIBIT "A"

                             APPLICABLE DISCOUNTS


       The telecommunications services available for purchase by Reseller for the purposes of resale to Reseller end users shall be available at the following discount off of the retail rate.


                                                  DISCOUNT
                                                  --------

       STATE                       RESIDENCE                   BUSINESS
       -----                       ---------                   --------
      ALABAMA                         17%                         17%
      FLORIDA                        21.83%                      16.81%
      GEORGIA                        20.3%                       17.3%
     KENTUCKY                        16.79%                      15.54%
     LOUISIANA*                      20.72%                      20.72%
    MISSISSIPPI                      15.75%                      15.75%
  NORTH CAROLINA                     21.5%                       17.6%
  SOUTH CAROLINA                     14.8%                       14.8%
    TENNESSEE**                       16%                         16%

* Effective as of the Commission's Order in Louisiana Docket No. U-22020 dated November 12, 1996.

** The Wholesale Discount is set as a percentage off the tariffed rates. If OLEC provides its own operator services and directory services, the discount shall be 21.56%. These rates are effective as of the Tennessee Regulatory Authority's Order in Tennessee Docket No. 90-01331 dated January 17, 1997.




Version: April 24, 1997

                                   EXHIBIT B


------------------------------------------------------------------------------------------------------------------------------------
                                         AL                  FL                  GA                  KY                  LA
         Type of                  --------------------------------------------------------------------------------------------------
         Service                  Resale?  Discount?  Resale?  Discount?  Resale?  Discount?  Resale?  Discount?  Resale?  Discount?
------------------------------------------------------------------------------------------------------------------------------------
1 Grandfathered Services            Yes       Yes       Yes       Yes       Yes       Yes       Yes       Yes       Yes       Yes
------------------------------------------------------------------------------------------------------------------------------------
2 Contract Service Arrangements     Yes       Yes       Yes       Yes       Yes        No       Yes        No       Yes        No
------------------------------------------------------------------------------------------------------------------------------------
3 Promotions - greater than
  90 Days                           Yes       Yes       Yes       Yes       Yes       Yes       Yes       Yes       Yes       Yes
------------------------------------------------------------------------------------------------------------------------------------
4 Promotions -  less than
  90 Days                           Yes        No       Yes        No       Yes        No        No        No       Yes        No
------------------------------------------------------------------------------------------------------------------------------------
5 Lifeline/Link Up Services         Yes       Yes       Yes       Yes       Yes       Yes        No        No       Yes       Yes
------------------------------------------------------------------------------------------------------------------------------------
6 911/E911 Services                 Yes       Yes       Yes       Yes       Yes       Yes       Yes       Yes        No        No
------------------------------------------------------------------------------------------------------------------------------------
7 N11 Services                      Yes       Yes       Yes       Yes       Yes       Yes        No        No        No        No
------------------------------------------------------------------------------------------------------------------------------------
8 Non-Recurring Charges             Yes       Yes       Yes       Yes       Yes       Yes       Yes       Yes       Yes       Yes
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                         MS                  NC                  SC                  TN
         Type of                  ------------------------------------------------------------------------------
         Service                  Resale?  Discount?  Resale?  Discount?  Resale?  Discount?  Resale?  Discount?
----------------------------------------------------------------------------------------------------------------
1 Grandfathered Services            Yes       Yes       Yes       Yes       Yes       Yes       Yes       Yes
----------------------------------------------------------------------------------------------------------------
2 Contract Service Arrangements     Yes        No       Yes       Yes       Yes        No       Yes       Yes
----------------------------------------------------------------------------------------------------------------
3 Promotions - greater than
  90 Days                           Yes       Yes       Yes       Yes       Yes       Yes       Yes        No
----------------------------------------------------------------------------------------------------------------
4 Promotions - less than
  90 Days                           Yes        No        No        No       Yes        No        No        No
----------------------------------------------------------------------------------------------------------------
5 Lifeline/Link Up Services         Yes       Yes       Yes       Yes       Yes       Yes       Yes       Yes
----------------------------------------------------------------------------------------------------------------
6 911/E911 Services                 Yes       Yes       Yes       Yes       Yes       Yes       Yes       Yes
----------------------------------------------------------------------------------------------------------------
7 N11 Services                       No        No        No        No       Yes       Yes       Yes       Yes
----------------------------------------------------------------------------------------------------------------
8 Non-Recurring Charges             Yes       Yes       Yes       Yes       Yes       Yes       Yes        No
----------------------------------------------------------------------------------------------------------------

  Additional Comments:

1 Grandfathered services can be resold only to existing subscribers of the grandfathered service.
2 Where available for resale, promotions will be made available only to end users who would have qualified for the promotion had it been provided by BellSouth directly.
3 Lifeline/Link Up services may be offered only to those subscribers who meet the criteria that BellSouth currently applies to subscribers of these services. In Tennessee, Reseller shall purchase BellSouth's Message Rate Service at the stated tariff rate, less the wholesale discount. Reseller must further discount the wholesale Message Rate Service to LifeLine customers with a discount which is no less than the minimum discount that BellSouth now provides. Reseller is responsible for recovering the Subscriber Line Charge from the National Exchange Carriers Association interstate toll settlement pool just as Bell South does today.
4 In Louisiana and Mississippi, all Contract Service Arrangements entered into by BellSouth or terminating after the effective date of the Commission Order will be subject to resale without the wholesale discount. All CSAs which are in place as of the effective date of the Commission order will not be eligible for resale.
5 In North Carolina, only those Contract Service Arrangements entered into after
   April 15, 1997 will be available for resale.